Global Atlantic Portfolios

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

(the “Portfolios”)

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated January 16, 2020

to each Summary Prospectus

dated May 1, 2019, as supplemented to date (the “Summary Prospectuses”)

Effective immediately, David Carney will no longer serve as a portfolio manager for the Portfolios. Accordingly, effective immediately, all references to Mr. Carney in the Summary Prospectuses are deleted in their entirety.

This Supplement and the Prospectus, Summary Prospectuses and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 877-355-1820.

Please retain this Supplement for future reference.

FVIT-1045_011720